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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the references to our firm under the captions "Selected Financial Information" and "Experts" and to the use of our report dated March 14, 1997 in the Registration Statement (Form S-1 No. 333-23399) and related Prospectus of Knoll, Inc. dated April 18, 1997.

                                          /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 18, 1997